                                                                     Exhibit 16


                                  THE HARTFORD

                   The Hartford Financial Services Group, Inc.
                                   (Delaware)
________________________________________|_________________________________________________________
                             Nutmeg Insurance Company           The Hartford Investment
                                  (Connecticut)                   Management Company
                                        |                             (Delaware)
                         Hartford Fire Insurance Company
                                  (Connecticut)
                                        |
                     Hartford Accident and Indemnity Company
                                  (Connecticut)
                                        |
                               Hartford Life, Inc.
                                   (Delaware)
                                        |
                  Hartford Life and Accident Insurance Company
                                  (Connecticut)
                                        |
                                        |
                                        |
________________________________________|_________________________________________________________
Alpine Life        Hartford Financial  Hartford Life      American Maturity  ITT Hartford Canada
Insurance Company  Services Life       Insurance Company  Life Insurance     Holdings, Inc.
(New Jersey)       Insurance Co.       (Connecticut)      Company            (Canada)
                   (Connecticut)        |                 (Connecticut)          |
                                        |                                        |
                                        |                                        |
                                        |                                    ITT Hartford Life
                                        |                                    Insurance Company
                                        |                                    of Canada
                                        |                                    (Canada)
                                        |
________________________________________|_________________________________________________________
ITT Hartford Life and Annuity     ITT Hartford International       Hartford Financial Services
Insurance Company                 Life Reassurance Corporation     Corporation
(Connecticut)                     (Connecticut)                    (Delaware)
       |                                                               |
       |                                                               |
       |                                                               |
ITT Hartford Life, Ltd.                                                |
(Bermuda)                                                              |
                                                                       |
_______________________________________________________________________|__________________________
MS Fund        HL Funding     HL Investment   Hartford       Hartford Securities  ITT Comp. Emp.
America, Inc.  Company, Inc.  Advisors, Inc.  Equity Sales   Distribution         Benefits Service
(Delaware)     (Connecticut)  (Connecticut)   Company, Inc.  Company, Inc.        Company
                                    |         (Connecticut)  (Connecticut)        (Connecticut)
                                    |
                               Hartford Investment
                               Financial Services
                               Company
                               (Delaware)
